If you plan to attend our meeting in person, please call Fran Garcia at
(212) 332-5106

           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN
Please complete the enclosed proxy card, date and sign it, and return it in the envelope provided.



                        VENTURE LENDING & LEASING, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 11, 1998



To the Shareholders of Venture Lending & Leasing, Inc.:

         An Annual Meeting of the Shareholders of Venture Lending & Leasing, Inc. ("Fund") will be held at 9:00 A.M., Pacific time, on November 11, 1998, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, to consider and vote on the following matters:

         1) Electing the eight members of the Board of Directors of the Fund;and

         2) Ratifying the selection of Arthur Andersen LLP as the Fund's independent auditors.

         Each shareholder that owned Fund shares on the close of business on October 3, 1998 is entitled to vote at this meeting. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid envelope provided. A shareholder that executes a proxy card may nevertheless attend the meeting and vote in person.


                                             By order of the Board of Directors

                                                     RONALD W. SWENSON
                                                     Chairman of the Board

October 7, 1998

                         VENTURE LENDING & LEASING, INC.
                       2010 North First Street, Suite 310
                               San Jose, CA 95131


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 11, 1998



Introduction

         The Board of Directors of Venture Lending & Leasing, Inc. ("Fund") has issued this proxy statement to solicit proxies for use at the Annual Meeting of the Shareholders of Venture Lending & Leasing, Inc. ("Fund"), to be held at 9:00 A.M., Pacific time, on November 11, 1998, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, and at any adjournments thereof (collectively, the "Meeting"). This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, will be first mailed on or about October 7, 1998.

         On October 3, 1998, the record date for the Meeting ("Record Date"), there were 48,318.58 shares of Common Stock, $.001 par value ("Shares"), outstanding and entitled to vote. Each full Share is entitled to one vote, and each fractional Share is entitled to the identical fraction of one vote.

         For a shareholder's Shares to be represented at the Meeting, the shareholder must allow sufficient time for the proxy to be received by November 9, 1998. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid envelope provided. A shareholder may revoke a proxy at any time before it is exercised by notifying the Secretary of the Fund in writing at the above address, or by attending the meeting and voting in person.

         If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless a shareholder marks a proxy with contrary instructions, a proxy will be voted "for" the matters listed in the accompanying Notice of Annual Meeting of Shareholders and "for" any other matters deemed appropriate. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively "abstentions"), the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Therefore, with respect to both Proposals 1 and 2, abstentions will be disregarded and will have no effect on the approval of the Proposals.

         A majority of the Shares must be present in person or by proxy to constitute a quorum to transact business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are required to vote "for" any such Proposal in favor of such adjournment, and will vote those proxies which they are required to vote "against" any such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to such adjournment if sufficient votes have been received.

         Proposal 1 requires for approval a plurality of all votes cast by the Fund's shareholders at a meeting at which a quorum is present, and Proposal 2 requires for approval a majority of all votes cast by the Fund's shareholders at a meeting at which a quorum is present.

         Annex A to this Proxy Statement sets forth information about those shareholders and "groups" of shareholders (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 ("Exchange Act")), who beneficially owned more than 5% of the outstanding Shares as of the Record Date, and about the Share ownership of the Board of Directors and executive officers of the Fund.

         Proxy solicitation will be made primarily by mail, but proxy solicitations also may be made by telephone calls or personal meetings conducted by officers and employees of the Fund, Westech Investment Advisors, Inc. ("Westech Investment Advisors") and Siguler Guff Advisers, L.L.C. ("Siguler Guff Advisers"). The costs of the proxy solicitation and the preparation of this proxy statement will be borne by the Fund.

         The Fund's Annual Report for its fiscal year ended June 30, 1998 has previously been mailed to the Fund's shareholders.


Proposal 1

         TO ELECT EIGHT DIRECTORS OF THE FUND

         The nominees for election as directors of the Fund are listed below. All the nominees have consented to serve as directors if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until his successor is elected and shall have qualified. Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees. If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee whom management recommends.

         These nominees, if elected, will constitute the entire Board of Directors. To be elected, each nominee must receive the favorable vote of a plurality of the Shares represented at the Meeting in person or by proxy. Listed below is the name, age, year of election and principal occupation during the past five years of each nominee. Nominees who are "interested persons" are indicated by an asterisk.

Name and Position With Fund   Age   Director  Occupation During Past Five Years
                                     Since

John F. Cogan, Director        51    1995    Senior Fellow, The Hoover
                                             Institution, Stanford University,
                                             since 1983; Professor, Public
                                             Policy, Stanford University (by
                                             courtesy).

J. Michael Egan                45    1995    President, Chief Executive Officer,
                                             Bluebird Development, L.L.C. since
                                             1996;  Partner, Sanderling Ventures
                                             (venture capital firm)  1992-1996 ;
                                             prior positions as Chief Executive
                                             Officer, board member and  senior
                                             management in several medical
                                             device companies.

Salvador O. Gutierrez,         55    1995    Senior Vice President, Westech
Director, President and                      Investment Advisors since 1994, and
Chief Financial Officero                     Senior Vice President, Western
                                             Technology Investment since 1987.

Scott C. Malpass, Director     36    1994    Associate Vice President for
                                             Finance and Chief Investment
                                             Officer, and other positions, with
                                             University of Notre Dame since 1988
                                             Concurrent appointment as an
                                             Assistant Professor of Finance and
                                             Business Economics to the
                                             University's College of Business
                                             Administration.

Roger V. Smith, Director       56    1994    Founder and President,Smith Venture
                                             Group(advisory services for venture
                                             capital companies) since  1994.
                                             Various positions with  Silicon
                                             Valley Bank, including   President
                                             and  Vice   Chairman, from 1983 to
                                             1994.

Arthur Spinner, Director       48    1996    Managing Partner, Hambro-Spinner
                                             Asset Management since 1993;General
                                             partner of Hambro International
                                             Equity Partners since 1981;
                                             Director, Tylon General
                                             (semiconductors) since 1989

Ronald W. Swenson, Director,   53    1994    President and Director, Westech
Chairman and Chief Executive                 Investment Advisors since 1994, and
Officer*                                     President and Director, Western
                                             Technology since 1980.

* "Interested persone" ( as defined in 1940 Act ) of the Fund.

Name and Position With Fund    Age   Director  Occupation During Past Five Years
                                     Since

George Von Gehr, Director      57    1994      President, Von Gehr International
                                               (advisory services for venture
                                               capital companies) since 1990.

         The Independent Directors of the Fund constitute its Audit Committee. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent auditors and recommends the engagement of auditors. During the fiscal year ended June 30, 1998, the Board met five times and the Audit Committee met once. Messrs. Egan and Spinner attended three of the five board meetings, Mr. Malpass attended one, and all other directors attended at least 75% of the Board meetings held during the last fiscal year.

         The Fund's Independent Directors each receive an annual fee from the Fund of $5,000. Such directors also are reimbursed by the Fund for their expenses in attending meetings of the Board of Directors or any committee thereof and receive a fee for attendance in person at any meeting at a per diem rate of $500. The Fund's directors who are "interested persons" of the Fund, as defined in the 1940 Act, receive no compensation from the Fund for their services as directors, other than reimbursement of their expenses in attending meetings. The Independent Directors received the following amounts of compensation during the year ended June 30, 1998: Mr. Cogan -- $4,750; Mr. Egan -- $4,250; Mr. Malpass (paid by his direction to the University of Notre Dame)
-- $4,250;  Mr.  Smith --  $4,750;  Mr.  Spinner -- $4,250;  and Mr. Von Gehr --
$4,750.

         Proposal 1 requires for approval a plurality of all votes cast by the Fund's shareholders at a meeting at which a quorum is present

Proposal 2

         TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT AUDITORS

         Arthur Andersen LLP, Suite 3500, Spear Street Tower, One Market, San Francisco, CA 94105, has served as the Fund's independent auditors since its inception and has been selected to serve in this capacity for the Fund's current fiscal year by the Independent Directors. Arthur Andersen LLP has informed the Fund that it has no direct or indirect financial interest in the Fund, Westech Investment Advisors or Siguler Guff Advisors or any of their affiliates. It is not expected that a representative of Arthur Andersen LLP will be available at the Meeting, but a representative would have an opportunity to make a statement if he chose to attend.

         Proposal 2 requires for approval the affirmative vote of a majority of the votes cast by the Fund's shareholders at a meeting at which a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT AUDITORS.

Other Information

         Managers. The Fund is a party to a Management Agreement, dated as of December 22, 1995 ("Management Agreement") between the Fund on the one hand, and Westech Investment Advisors and Siguler Guff Advisers on the other hand. The Management Agreement was last approved by the Fund's Board of Directors at a meeting held on October 3, 1997, and by the Fund's shareholders at a meeting held on September 26, 1995. Further renewal of the Management Agreement will be considered by the board at a meeting to be held in November 1998. During the Fund's fiscal year ending June 30, 1998, the Fund paid aggregate investment management fees totaling $2,307,014 to Westech Investment Advisors and Siguler Guff Advisers pursuant to the terms of the Management Agreement.

         Westech Investment Advisors, the Investment Manager, is a corporation that is a registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). Messrs. Swenson and Gutierrez, the sole executive officers of Westech Investment Advisors, each own 50% of its voting securities. Westech Investment Advisor's principal business address, and the principal business address of Messrs. Swenson and Gutierrez, is 2010 North First Street, Suite 310, San Jose, CA 95131.

         Siguler Guff Advisers, the Fund Manager, is a limited liability company that is a registered investment adviser under the Advisers Act. 100% of the voting securities of Siguler Guff Advisers are beneficially owned, through holding companies, as follows: 45% by George W. Siguler, 45% by Drew J. Guff and 10% by Donald P. Spencer. A portion of the holdings of Messrs. Siguler, Guff and Spencer listed above are held in trust for their minor children. The principal business address of Siguler Guff Advisers, and the principal business address of Messrs. Siguler, Guff and Spencer, is Rockefeller Center, 630 Fifth Avenue, 16th Floor, New York, NY 10111.

         Executive Officers of the Fund; Advisory Director. The following are the executive officers of the Fund other than Messrs. Swenson and Gutierrez. All have been executive officers of the Fund since its inception.

Name and Position With Fund     Age    Principal Occupation and Business History
George W. Siguler, Executive     51    Managing Director, Siguler Guff Advisers
Vice President                         and affiliates since 1995; Managing
and Advisory Director                  Director of Mitchell Hutchins
c/o Siguler Guff Advisers              Institutional Investors from 1991 to1995;
Rockefeller Center                     Director and President of Associated
630 Fifth Avenue, 16th Floor           Capital Advisers, Inc.(investment manage-
New York, NY 10111                     ment firm) from 1990 through 1991 and
                                       Vice Chairman and a director of Monarch
                                       Capital Corporation (financial   services
                                       holding company) from 1984  through 1991;
                                       Director, NovaCare Inc.


Patricia A. Breshears, Vice      62    Vice President, Westech Investment
President and  Secretary               Advisors since 1994;Administrator and
c/o Western Technology                 Corporate Secretary, Western Technology
Investments                            Investments since 1984.
2010 North First Street,
Suite 310, San Jose,
CA 95131

Donald P. Spencer, Vice          43     Managing Director, Siguler Guff Advisers
President and                           and affiliates since 1995; Senior Vice
Assistant Secretary                     President (and other positions),Mitchell
c/o Siguler Guff Advisers               Hutchins Institutional Investors
Rockefeller Center                      and affiliates from 1989 to 1995.
630 Fifth Avenue, 16th Floor
New York, NY 10111

         The Fund's By-Laws provide that the Board of Directors may appoint one or more Advisory Directors of the Fund. An Advisory Director attends all meetings of the Board of Directors and provides advice and assistance to the Directors as requested. An Advisory Director does not, however, vote on any matters to be acted upon by the Board of Directors. George W. Siguler is the sole Advisory Director of the Fund.

         Annual Reports. The Fund will furnish, without charge, copies of its Annual Report, and subsequent quarterly reports, upon request to the Fund at 2010 North First Street, Suite 310, San Jose, CA 95131.

         Submission of Shareholder Proposals. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, at 2010 North First Street, Suite 310, San Jose, CA 95131. To be included in the proxy for the next Annual Meeting of Shareholders, proposals should be received prior to July 31, 1999.

         Other Matters to Come Before the Meeting. The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

October 7, 1998

                                                                       ANNEX A

                       Beneficial Ownership of Fund Shares


Beneficial Owners of More Than 5% of the Fund's Shares as of the Record Date

========================================== =====================================
Name and Address of Shareholder*                        Number and Percentage
                                                    of Shares Beneficially Owned
========================================== =====================================
Carpenter Company Profit Sharing Plan                       2,591.095; 5.36%
========================================== =====================================
Orix USA                                                    3,627.532; 7.51%
========================================== =====================================
Northern Trust, as Custodian for San Antonio               5,182.189; 10.72%
Fire and Police Pension Plan
========================================== =====================================
University of Notre Dame                                    5,182.189; 10.72%
========================================== =====================================
University of Richmond                                      5,182,189; 10.72%
========================================== =====================================
MBTA Retirement Fund                                        3,109.314; 6.43%
========================================== =====================================
Constellation Investment                                    4,728.116; 9.79%
========================================== =====================================
Leland Stanford University                                  10,364.379; 21.45%
========================================== =====================================



* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

Beneficial Ownership of Fund Shares by Fund Directors and Executive Officers on September 30, 1998

         No director or executive officer of the Fund owns in excess of 1% of the Shares outstanding. Westech Investment Advisors, all the stock of which is owned by Messrs. Ronald W. Swenson and Salvador O. Gutierrez, directors of the Fund, owned 51.821 Shares. Mr. Roger Smith, a director of the Fund, owned 51.821 Shares through a retirement account and 103.644 Shares personally. Mr. Michael Egan, a director of the Fund, owned 103.64 Shares. Mr. George W. Siguler, an executive officer and Advisory Director of the Fund, owned 155.464 Shares through a retirement account and 51.821 Shares jointly with his wife. Trusts for the benefit of Mr. Siguler's minor children held 103.646 Shares in the aggregate. Mr. Donald Spencer, an executive officer of the Fund, owned 10.363 Shares jointly with his wife.



--------------------- ---------------------------------------------------------
Shareholder Name:           Sample
Number of Shares:           XXX.XX
--------------------- ---------------------------------------------------------

                                      PROXY

                         Venture Lending & Leasing, Inc.
               Annual Meeting of Shareholders - November 11, 1998

The undersigned hereby appoints as proxies Salvador O. Gutierrez, George W. Siguler and Ronald W. Swenson and each of them (with power of substitution) to vote for the undersigned all shares of Common Stock, $0.001 par value ("Shares") of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The Shares represented by this proxy will be voted as instructed. Unless otherwise indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Directors of Venture Lending & Leasing, Inc.

         Please sign and date this proxy and return it in the enclosed envelope to Siguler Guff Advisers, L.L.C., Rockefeller Center, 630 Fifth Avenue, 16th Floor, New York, NY 10111.

         Please indicate your vote by an "X" in the appropriate box below. The Board of Directors recommends a vote "FOR" each of the proposals below.

Election of John F. Cogan, J. Michael Egan, Salvador O. Gutierrez, Scott C. Malpass, Roger V. Smith, FOR WITHHOLD Arthur Spinner, Ronald W. Swenson and George Von Gehr as Directors of the Fund (strike out names of an individual nominee to withhold authority to vote for that nominee)

FOR ______ WITHOLD ______

Ratification of the selection of Arthur Andersen LLP as the Fund's independent auditors

FOR ______ AGAINST ______ ABSTAIN ______


Continued and to be signed on reverse side

f Shares are held jointly, each Shareholder named should sign. If only one If Shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the Shareholder is a trust, an authorized officer of the Trustee should sign, indicating title.

              Please sign exactly as the Shares are registered (indicated below)



                     ___________________________________________________________
                    (Signature of Shareholder; indicate name and title below if applicable)



                     ___________________________________________________________
                    (Signature of joint Shareholder, if any)


                    Dated ______________, 1998